EXHIBIT 24



                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ Stephen W. Sanger
                              Stephen W. Sanger
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ Richard M. Bressler
                              Richard M. Bressler
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ William T. Esrey
                              William T. Esrey
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ Charles W. Gaillard
                              Charles W. Gaillard
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ Judith Richards Hope
                              Judith Richards Hope
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ George Putnam
                              George Putnam
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ A. Michael Spence
                              Dr. A. Michael Spence
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints M. H. Willes, L. M. Frecon, K. L.

Thome and C. L. Whitehill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of

substitution and resubstitution, for and in his or her name,

place and stead, in any and all capacities, to sign a

Registration Statement on Form S-3 and any and all amendments

(including post-effective amendments) to the Registration

Statement covering the issuance of up to $500,000,000

principal amount of debt securities of General Mills, Inc.,

and to file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby

ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ C. Angus Wurtele
                              C. Angus Wurtele
                              Dated:  February 14, 1994

                       POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS that the undersigned

constitutes and appoints, L. M. Frecon, S. S. Marshall and K.

L. Thome, and each of them, his or her true and lawful

attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and

stead, in any and all capacities, to sign a Registration

Statement on Form S-3 and any and all amendments (including

post-effective amendments) to the Registration Statement

covering the issuance of up to $500,000,000 principal amount of debt securities of General Mills, Inc., and to file the

same, with all exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, granting unto said attorneys-in-fact and agents,

and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be

done in and about the premises, as fully to all intents and

purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                              /s/ Raymond G. Viault
                              Raymond G. Viault
                              Dated:  January 31, 1996